                                                                  EXHIBIT 10.26

                    AMENDMENT NO 1. TO EMPLOYMENT AGREEMENT
                    ---------------------------------------

         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective as of the 1st day of April, 2000, by and among Advance Stores Company, Incorporated, a Virginia corporation (the "Company") Advance Holding Company, a Virginia corporation ("Holding"), and Garnett E. Smith (the "Executive")

                             W I T N E S S E T H:

         WHEREAS, Executive has been employed by the Company under the terms of that certain Employment and Noncompetition Agreement dated as of April 15, 1998 (the "Original Agreement") as President and Chief Executive Officer of the Company and Holding, and Executive, the Company and Holding wish to amend the Original Agreement to provide for Executive to become Vice Chairman of the Board of each of the Company and Holding.

         NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Original Agreement as follows:

         1.    Certain Defined Terms.  The term "Agreement" shall mean the
               ---------------------
Original Agreement, as amended by this Amendment.

         2.    Recital B and Section 1 of the Original Agreement. Each of
               -------------------------------------------------
Recital B, and the fourth sentence of Section 1 ("Executive will carry out . .
 .") shall be amended by deleting "President and Chief Executive Officer" and replacing it with "Vice Chairman".

         3.    Section 2.1 of the Original Agreement.  Section 2.1 of the
               -------------------------------------
Agreement shall be amended by deleting in the first sentence "$458,000" and replacing it with "$200,000".

         4.    Section 3 of the Agreement.  Section 3 of the Agreement shall
               --------------------------
be amended by adding the following sentence:

         "Executive's bonus opportunity upon achievement of targeted earnings goals established by the Board of Directors shall be up to $200,000, or such higher amount as may be fixed by the Board of Directors."

         5.     General. Headings used in this Amendment are for convenience
                -------
only and are not intended to affect the meaning or interpretation of this Amendment. Except as set forth in this Amendment, the Original Agreement remains in full force and effect and has not been amended or modified to date. This Agreement, consisting of the Original Agreement and this Amendment constitutes the entire agreement among the parties with respect to the subject matter hereto and supersedes any and all other agreements, either oral or in writing, among the parties with respect to the subject matter hereof. Any other amendment or modification may only be in a writing executed by all of the parties hereto.

         IN WITNESS WHEREOF, this Agreement has been duly executed intended to be effective as of the day and year first set forth above.

                           ADVANCE HOLDING CORPORATION


                           By:  /s/ Lawrence P. Castellani
                              -------------------------------
                                Title:   CEO
                                      ----------


                           ADVANCE STORES COMPANY, INCORPORATED


                           By:  /s/ Lawrence P. Castellani
                              -------------------------------
                                Title:   CEO
                                      ----------



                           "EXECUTIVE"

                             /s/ Garnett E. Smith
                           ----------------------------------
                           Garnett E. Smith

                    AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT
                    ---------------------------------------


         THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (the "Amendment") is made effective as of the 15th day of April, 2001, by and among Advance Stores Company, Incorporated, a Virginia corporation (the "Company") Advance Holding Company, a Virginia corporation ("Holding"), and Garnett E. Smith (the "Executive").

                             W I T N E S S E T H:

         WHEREAS, Executive has been employed by the Company under the terms of that certain Employment and Noncompetition Agreement dated as of April 15, 1998, as amended effective April 1, 2000 (the "Original Agreement"), and Executive, the Company and Holding now wish to amend the Original Agreement to extend Executive's term of employment.

         NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Original Agreement as follows:

         1.    Certain Defined Terms.  The term "Agreement" shall mean the
               ---------------------
Original Agreement, as further amended by this Amendment.

         2.    Section 1 of the Original Agreement. Section 1 of the Original
               -----------------------------------
Agreement is amended and restated in its entirety to read as follows:

         "1.   Employment and Term. Subject to the terms and conditions of this
               -------------------
Agreement, the Company agrees to employ the Executive for a term commencing on April 15, 2001 (the "Effective Date") and ending April 15, 2002 (the "Initial Term") or such other date on which such employment shall terminate as provided herein. The term of this Agreement and Executive's employment hereunder will automatically be extended for an additional one-year period following the expiration of the Initial Term and following each year of employment hereunder after the Initial Term (each, a "Renewal Date"), without further action by Executive or the Company unless written notice not to renew for an additional one-year period is given by either the Company or Executive to the other not less than sixty (60) days prior to the expiration of the Initial Term or any Renewal Date, as applicable. In the event a notice not to renew is given by one party to the other as provided in the immediately preceding sentence, then the automatic extension of the term of this Agreement shall thereafter no longer be of any further force or effect. Executive will carry out faithfully and to the best of his abilities such duties and have such responsibilities as would normally be carried out by the Vice Chairman and a Director of a company, subject to the control of and in accordance with the directives and policies of the Board of Directors of the Company and Holding. The employment of Executive shall be on an exclusive basis, but the Executive may be a passive investor or otherwise have a passive interest in other businesses, partnerships and entities so long as such other activities of the Executive do not interfere with the performance of his duties hereunder and so long as such other businesses, partnerships and entities do not cause the Executive to violate the non-competition, non-solicitation, and confidentiality restrictions of this Agreement."

         3.    General. Headings used in this Amendment are for convenience only
               -------
and are not intended to affect the meaning or interpretation of this Amendment. Except as set forth in this Amendment, the Original Agreement, as amended, remains in full force and effect and has not been amended or modified to date. This Agreement, consisting of the Original Agreement, as amended, and this Amendment constitutes the entire agreement among the parties with respect to the subject matter hereto and supersedes any and all other agreements, either oral or in writing, among the parties with respect to the subject matter hereof. Any other amendment or modification may only be in a writing executed by all of the parties hereto.

         IN WITNESS WHEREOF, this Agreement has been duly executed intended to be effective as of the day and year first set forth above.

                           ADVANCE HOLDING CORPORATION


                           By:  /s/ Lawrence P. Castellani
                              -------------------------------
                                Title:   CEO
                                      ----------



                           ADVANCE STORES COMPANY, INCORPORATED


                           By:  /s/ Lawrence P. Castellani
                              -------------------------------
                                Title:   CEO
                                      ----------



                           "EXECUTIVE"


                             /s/ Garnett E. Smith
                           ----------------------------------
                           Garnett E. Smith

                                       2